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                                                                     Exhibit 1.1



                      [FORM OF THE UNDERWRITING AGREEMENT]



                                                                   ___ July 1999


DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
DEUTSCHE BANK AG LONDON
ABN AMRO ROTHSCHILD
As representatives of the several Underwriters named in Schedule I hereto
     c/o Donaldson, Lufkin & Jenrette International
     99 Bishopsgate
     London  EC2M 3XD

Ladies and Gentlemen:

     Netia Holdings S.A., a privately owned joint-stock company incorporated in the Republic of Poland (the "COMPANY"), proposes to issue and sell to the several underwriters named in SCHEDULE I hereto (the "UNDERWRITERS"), an aggregate of 5,500,000 American Depositary Shares ("ADSs") representing 5,500,000 common shares of the Company (the "FIRM ADSs"). In addition, Shamrock Holdings, Inc. ("SHAMROCK") and Trefoil Capital Investors, L.P. ("TREFOIL" and, together with Shamrock, the "SELLING STOCKHOLDERS") severally propose to sell to the several Underwriters not more than an additional 825,000 ADSs representing 825,000 common shares of the Company (the "ADDITIONAL ADSs") if requested by the Underwriters as provided in Section 2 hereof, each Selling Stockholder selling the amount (or pro rata portion thereof) of ADSs set forth opposite such Selling Stockholder's name in SCHEDULE II hereto. The Firm ADSs and the Additional ADSs are hereinafter referred to collectively as the "ADSs." The common shares represented by the Firm ADSs are hereinafter referred to as the "FIRM SHARES" and the common shares represented by the Additional ADSs are hereinafter referred to as the "ADDITIONAL SHARES" and the Firm Shares and the Additional Shares are hereinafter referred to collectively as the "SHARES." The common shares of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON SHARES." The Company and the Selling Stockholders are hereinafter sometimes referred to collectively as the "SELLERS."

     The ADSs will be evidenced by American Depositary Receipts (the "ADRS") issuable in accordance with a Deposit Agreement dated as of ___ July 1999 (the "DEPOSIT AGREEMENT") among the Company, The Bank of New York, as Depositary (the "DEPOSITARY") and all holders from time to time of the ADRs. Pending (i) the registration by the Commercial Court in Warsaw of the capital increase of the Firm Shares represented by the ADSs and (ii) the registration of the Shares represented by the ADSs in the name of the custodian specified in the Deposit Agreement (the "CUSTODIAN") in the Company's share registry (collectively, the "REGISTRATION"), the Company shall hold all funds paid in receipt of the ADSs in an escrow account in accordance with an Escrow Agreement dated as of __ July 1999 among the Company, the Underwriters and ING Barings (Warsaw Branch), as escrow agent (the "ESCROW AGREEMENT"). The ADSs will be issued by the Depositary to the Underwriters subject to


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cancellation, as described in the Registration Statement (as defined in Section
1). Unless the context otherwise requires, references herein to the ADSs shall include the ADRs evidencing the ADSs.

     Section 1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form F-1, including a prospectus, relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT," and the prospectus in the form first used to confirm sales of ADSs is hereinafter referred to as the "PROSPECTUS." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Common Shares (a "RULE 462(B) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The Company has also prepared and filed with the Commission in accordance with the provisions of the Act a registration statement on Form F-6, as amended (the "ADS REGISTRATION STATEMENT") relating to the ADSs. Unless the context otherwise requires, any reference herein to the "REGISTRATION STATEMENT" shall include the ADS Registration Statement.

     Section 2. AGREEMENTS TO SELL AND PURCHASE AND LOCK-UP AGREEMENTS. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 5,500,000 Firm ADSs and (ii) each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per Share of $______ (the "PURCHASE PRICE") the Firm ADSs.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each of the Selling Stockholders agrees, severally and not jointly, (i) to deposit with the Depositary the number of Shares, and to cause the Depositary to issue to or at the direction of the Underwriters and to sell up to the number of Additional ADSs set forth opposite such Selling Stockholder's name in Schedule II hereto and (ii) that the Underwriters shall have the right to purchase, severally and not jointly, such Additional ADSs from the Selling Stockholders at the Purchase Price. Additional ADSs may be acquired solely for the purpose of covering over-allotments made in connection with the offering of the Firm ADSs. The Underwriters may exercise their right to purchase Additional ADSs, in whole or in part, from time to time, on more than one occasion, by giving written notice thereof to the Selling Stockholders any time within 30 days after the date of this Agreement. Donaldson, Lufkin & Jenrette International (the "GLOBAL COORDINATOR") shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional ADSs to be acquired pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional ADSs are to be purchased, (a) each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholders the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Global Coordinator may determine) which bears the same proportion to the total number of Additional ADSs to be purchased from the Selling Shareholders as the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm ADSs and (b) each Selling Stockholder, severally and not jointly, agrees to sell to the Underwriters the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Global Coordinator may determine) that bears the same proportion to the total number of Additional ADSs to be sold to the Underwriters as the number of Additional ADSs set forth opposite the name of such Selling Stockholder in SCHEDULE II bears to the total number of Additional ADSs.


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     The Company hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, Common Shares, ADSs or ADRs or any securities convertible into or exercisable or exchangeable for Common Shares, ADSs or ADRs or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Shares, ADS or ADR (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Shares, ADSs or ADRs or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of the Global Coordinator. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to a stock option plan as described in the Prospectus, (ii) the Company may issue shares of Common Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) the Company may effect the Registration. The Company also agrees not to file any registration statement with respect to any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, ADSs or ADRs for a period of 180 days after the date of the Prospectus without the prior written consent of the Global Coordinator.

     Section 3. TERMS OF PUBLIC OFFERING. The Sellers are advised by the Global Coordinator that the Underwriters propose (i) to make a public offering of their respective portions of the ADSs as soon after the execution and delivery of this Agreement as in the judgment of the Global Coordinator is advisable and (ii) initially to offer the ADSs upon the terms set forth in the Prospectus.

     Section 4. DELIVERY AND PAYMENT. Payment for the ADSs shall be made in U.S. dollars to the Company and the Selling Stockholders (if applicable) by depositing such payment into the Escrow Account by wire transfer in same day funds on the Closing Date or the applicable Option Closing Date (as defined below), as the case may be, against delivery of the ADRs representing the ADSs on a pre-release basis through the facilities of the Depositary Trust Company ("DTC") for the respective accounts of the several Underwriters, against payment to the Depositary of the Purchase Price therefor by wire transfer of Federal or other funds, immediately available in New York City. Upon completion of the Registration, the Escrow Agent will release the proceeds of the Escrow Account as indicated by the Escrow Agreement. If the Registration has been completed prior to any Option Closing Date, payment for the ADSs to be purchased from the Selling Stockholders on such Option Closing Date shall be made by means of a wire transfer of Federal or other funds, immediately available in New York City, to such account or accounts as the Selling Stockholders may designate to the Global Coordinator not less than two business days prior to such Option Closing Date.

     The ADRs shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as the Global Coordinator shall request no later than two business days prior to the Closing Date or the applicable Option Closing Date (as defined below), as the case may be. The Shares shall be delivered to the Depositary by or on behalf of the Sellers, with any stamp duty, transfer taxes or similar tax payable in connection with any of (i) the Registration (ii) the deposit by the Sellers of the Shares with the Depositary or the Custodian against issuance of ADRs evidencing ADSs and (iii) the sale and delivery by the Sellers of the Shares underlying the ADS to or for the account of the Underwriters, as the case may be, duly paid by the respective Sellers, to the Depositary. The certificates for the ADRs shall be made available for inspection not later than 9:30 A.M., London time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of delivery and payment for the Firm ADSs shall be 9:00 A.M., London time, on ______ July 1999 or such other time on the same or such other date as the Global Coordinator and the Company shall agree in writing. The time and date of delivery and payment for the Firm ADSs are hereinafter referred to as the "CLOSING DATE." The time and date of delivery and payment for any Additional ADSs to be purchased by the Underwriters shall be 9:00 A.M., London

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time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 or such other time on the same or such other date as the Global Coordinator and the Company shall agree in writing. The time and date of delivery and payment for any Additional ADSs are hereinafter referred to as the "OPTION CLOSING Date."

     The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 9 of this Agreement shall be delivered at the offices of Latham & Watkins, One Angel Court, London EC2R 7HJ, and the Shares to be issued by the Company shall be delivered to the Depository on the date such Shares are registered with the Commercial Court.

     Section 5. AGREEMENTS OF THE COMPANY. The Company agrees with you:

     (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or the ADS Registration Statement, amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or of the suspension of qualification of the Shares or the ADSs for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement or the ADS Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement, the ADS Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement, the ADS Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (b) To furnish to you six signed copies of the Registration Statement and the ADS Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement and the ADS Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

     (c) To prepare the Prospectus, the form and substance of which shall be satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and the ADS Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or the ADS Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the ADSs by you, and to use its best efforts to cause any such amendment to the Registration Statement and the ADS Registration Statement to become promptly effective.

     (d) Promptly after the execution of this Agreement, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in London to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.


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     (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.


     (f) Prior to any public offering of the ADSs, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the ADSs for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the ADSs and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, the ADS Registration Statement, the preliminary prospectus relating to the ADSs or the offering or sale of ADSs, in any jurisdiction in which it is not now so subject.

     (g) To mail and make generally available to its stockholders as soon as practicable an earnings statement, reconciled to U.S. generally accepted accounting principles ("U.S. GAAP") to the extent required under Form 20-F under the Exchange Act, covering the twelve-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.


     (h) Prior to the Closing Date or any Option Closing Date, as the case may be, to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary and pre-released to the Underwriters at such Closing Date or such Option Closing Date.


     (i) During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Common Shares or furnished to or filed with the Commission or any national securities exchange or trading system on which any class of securities of the Company is listed (including SEAQ International (as defined) and the Warsaw Stock Exchange) and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

     (j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Sellers' obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and any Selling Stockholder's counsel (in addition to the Company's counsel) in connection with the registration and delivery of the Shares and the ADSs under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the ADRs representing the ADSs to the Underwriters, including any transfer or other taxes payable thereon,
(iii) all costs of printing or producing this Agreement, the Deposit Agreement, the Escrow Agreement, each Custody


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Agreement and each Power of Attorney and any other agreements or documents in connection with the offering, purchase, sale or delivery of the ADSs, (iv) all expenses in connection with the registration or qualification of the ADSs for offer and sale under the securities or Blue Sky laws of the several states of the United States and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the ADSs by the National Association of Securities Dealers, Inc., (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all costs and expenses incident to the listing of the ADSs on the Nasdaq National Market and the Stock Exchange Automated Quotation International System operated by the London Stock Exchange ("SEAQ INTERNATIONAL") and the Common Shares on the Warsaw Stock Exchange, (vii) the cost of printing ADR certificates representing the ADSs and definitive certificates representing Shares, (viii) the costs and charges, if any, of depositing Common Shares under the Deposit Agreement against issuance of ADRs evidencing ADSs, (ix) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, (x) the fees and expenses (including fees and disbursements of counsel), if any, of the Escrow Agent and any custodian appointed under the Escrow Agreement (xi) the costs and charges of any transfer agent, registrar and/or depositary, and (xii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder for which provision is not otherwise made in this Section.


     (k) To use its best efforts to list for quotation, subject to notice of issuance, the ADSs on the Nasdaq National Market and SEAQ International and to maintain the listing of the ADSs on the Nasdaq National Market and SEAQ International for a period of three years after the date of this Agreement.


     (l) To use its best efforts to list for quotation the common shares of the Company on the Warsaw Stock Exchange and to maintain the listing of the common shares of the Company on the Warsaw Stock Exchange for a period of three years after the date of this Agreement.

     (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the ADSs including without limitation to use its best efforts to cause the Commercial Court in Warsaw to register the capital increase of the Shares represented by the ADSs as soon as practicable.

     (n) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the ADSs, to file a Rule 462(b) Registration Statement with the Commission registering the ADSs not so covered in compliance with Rule 462(b) by 9:00 A.M., New York City time, on the business day after the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.


     Section 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

     (a) Each of the Registration Statement and the ADS Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 9:00 A.M., New York City time, on the business day after the date of this Agreement; and no stop order suspending the effectiveness of the Registration

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Statement or the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) (i) Each of the Registration Statement and the ADS Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) each of the Registration Statement and the ADS Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act,
(iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the ADS Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     (d) Each of the Company and the Material Subsidiaries (as defined below) has been duly incorporated and is validly existing under the laws of its jurisdiction of organization, with full power and authority under its organizational documents and otherwise to own, lease and operate its properties and conduct its business as described in the Registration Statement. Each of the Company, the Material Subsidiaries and Netia Network S.A. has all licenses, franchises, permits, authorizations, approvals and orders and other concessions (each an "AUTHORIZATION") of and from and has made all filing with and notices to, all regulatory authorities or governmental agencies and self-regulatory organizations and all courts and other tribunals including, without limitation, under the Communications Act of the Republic of Poland, as amended, and all applicable regulations of the Ministry of Communications of the Republic of Poland (collectively "COMMUNICATIONS LAWS") and any Environmental Laws, that are necessary to own, lease and operate its properties and conduct its business as described or as proposed to be conducted in the Registration Statement except as described in the Registration Statement or where the failure to do so would not have a material adverse effect on the business prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). Except as described in the Registration Statement, each Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of


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the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. A "MATERIAL SUBSIDIARY" is any subsidiary of the Company that either (i) constituted a "principal subsidiary" of the Company in accordance with generally accepted international accounting standards ("INTERNATIONAL ACCOUNTING STANDARDS") during the year ended December 31, 1998 or (ii) the revenues or net assets of which constituted 10.0% or more of the revenues or net assets of the Company and its subsidiaries on a consolidated basis during the three months ended March 31, 1999 or the year ended December 31, 1998. All such Material Subsidiaries are set forth on SCHEDULE III hereto.


     (e) Other than as set forth in the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights) warrants, calls or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

     (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be deposited with the Custodian for sale in the form of ADSs pursuant to this Agreement have been duly authorized and, upon Registration, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The shareholders meeting of the Company convened by notice published 2 July 1999 and held on 23 July 1999 was duly convened and held in accordance with the Company's organizational documents and all applicable laws, including, but not limited to, the published notice convening the shareholders meeting; such notice contained all necessary information to ensure that the resolutions to be proposed at the shareholders meeting could be proposed, considered and passed at the shareholders meeting in accordance with all applicable laws and the Company's organizational documents.

     (g) Upon the completion of Registration and the deposit of the Shares underlying the ADSs with the Custodian pursuant to the Deposit Agreement, all right, title and interest in such Shares, subject to the Deposit Agreement, will be transferred to the Depositary free and clear of all liens, encumbrances or claims other than those arising under applicable securities laws and the Deposit Agreement.

     (h) Upon the delivery of the Shares underlying the ADSs to the Depositary and delivery of ADRs evidencing all such ADSs as contemplated by this Agreement and the Deposit Agreement, good and valid title to the ADSs representing such Shares, free and clear of all liens, encumbrances or claims, will be transferred to the Underwriters; the ADSs to be delivered hereunder are freely transferable to or for the account of the several Underwriters, upon delivery by the Depositary of the ADRs evidencing the ADSs (subject to cancellation if the Registration has not occurred by the Termination Date, as described in the Registration Statement), the ADSs will be duly and validly issued; the ADSs and the ADRs conform as to legal matters in all material respects to the description thereof set forth in the Registration Statement and the Prospectus.

     (i) All of the outstanding shares of capital stock of each of the Material Subsidiaries that are owned directly or indirectly by the Company have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each a "LIEN"), except as otherwise disclosed in the Registration Statement.

     (j) The authorized capital stock of the Company conforms and the Shares to be issued and sold by the Company when issued and delivered to the Depositary will conform as to legal matters to the description thereof contained in the Registration Statement and the Prospectus.

     (k) Neither the Company nor any of its subsidiaries is in violation of its respective organizational documents or is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

     (l) The transactions contemplated in this Agreement, the Deposit Agreement and the Escrow Agreement, and the execution, delivery and performance by the Company of its obligations under this Agreement, the Deposit Agreement and the Escrow Agreement, as the case may be, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is subject, except in each case where such breach, violation or default would not jeopardize the validity or enforceability of this Agreement, the Deposit Agreement or the Escrow Agreement and would not have a Material Adverse Effect,
(ii) conflict with any of the provisions of the organizational documents of the Company or any of its Material Subsidiaries, (iii) violate or conflict with any applicable statute or any judgment, order, rule or regulation or decree of any court or regulatory authority or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets except where such violation or conflict would not have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for any or all such Liens which would not have a Material Adverse Effect, (v) result in the suspension, termination or revocation of any Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization, except for any or all such suspensions, terminations or revocations which would not have a Material Adverse Effect or (vi) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except for the Registration and such as may be required under the securities or Blue Sky laws of the various states of the United States and the Commercial Court in Warsaw), except for those which would not have a Material Adverse Effect.

     (m) Other than as set forth in the Registration Statement, there are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party, or to which any of the properties of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any such subsidiary, would have a Material Adverse Effect; there are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened, to which the Company or any of its subsidiaries is a party, or to which any of the properties of the Company or any of its subsidiaries is subject, which are required to be described in the Registration Statement or the Prospectus and which are not so described or disclosed; there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are so required and are not so described or filed as required.

     (n) The Company and its subsidiaries are (i) in compliance with any and all applicable laws and regulations of the Republic of Poland or any political subdivision thereof relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), except where such noncompliance would not have a Material Adverse Effect, (ii) have received all Authorizations required of them under applicable Environmental Laws to conduct their businesses, except where a lack of any or all of such Authorizations would not cause a Material Adverse Effect, (iii) are in compliance with all terms and conditions of any such Authorization, except where such noncompliance with Environmental Laws, failure to receive required Authorizations or failure to comply with the terms and conditions of such Authorizations would not, singly or in the aggregate, have a Material Adverse Effect and (iv) owe no amounts associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, any Authorizations or related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

     (o) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (p) Each of the Escrow Agreement and the Deposit Agreement have been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement, the Escrow Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

     (q) PricewaterhouseCoopers Sp. z o. o. who have certified the financial statements of the Company and its subsidiaries are independent accountants with respect to the Company and its subsidiaries as required by the Act.

     (r) The consolidated financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with International Accounting Standards consistently applied throughout the periods involved, and are reconciled to U.S. GAAP as and to the extent required by Regulation S-X under the Securities Act, the supporting schedules, if any, included in the Registration Statement present fairly in accordance with International Accounting Standards, reconciled to U.S. GAAP as and to the extent required by Regulation S-X, the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

     (s) The PRO FORMA financial statements of the Company and its subsidiaries and the related notes thereto set forth in the Registration Statement and the Prospectus (and any supplement or amendment thereto) have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Registration Statement and the Prospectus. Such PRO FORMA financial statements have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission. The other PRO FORMA financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any supplement or amendment thereto) are, in all material respects, accurately presented and prepared on a basis consistent with the PRO FORMA financial statements. The consolidated financial information of the Company included in the Unaudited Condensed Consolidated Pro Forma Financial Information included in the Registration Statement and the Prospectus has been prepared in accordance with International Accounting Standards.

     (t) The Company and its subsidiaries have valid title to all real property and valid title to all personal property owned by them, in each case free and clear of all Liens, except such as are described in the Registration Statement or such as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (u) The Company and its subsidiaries own or have licensed to them, or otherwise have the benefit or use under the authority of the owners or licensees thereof of, all patents, patent rights, inventions, trademarks, service marks, trade names and copyrights (in each case, registered or not) which are necessary for the conduct of the business of the Company and its subsidiaries substantially in the manner in which it is being or is proposed to be conducted except in each case where the failure to own or hold a license to such rights would not have a Material Adverse Effect; and there are no unresolved actions asserting, nor is the Company aware of any other unresolved assertions that the Company or any of its subsidiaries have infringed the patents, patent rights, inventions, trademark rights, service marks, trade names or copyrights of others, other than such actions or assertions which, if determined adversely to the Company or any of their respective subsidiaries, would not individually or in the aggregate have a Material Adverse Effect.

     (v) Other than as set forth in the Prospectus, no ad valorem stamp duty, stamp duty reserve tax or issue, documentary, certification or other similar tax imposed by any government department or other taxing authority of or in Poland is payable in connection with (1) registration by the Commercial Court in Warsaw of the capital increase of the common shares represented by ADSs, (2) the registration of the common shares represented by the ADSs in the account of the Depositary in the Company's share registry, (3) the deposit with the Depositary of Shares against the issuance of the ADRs evidencing ADSs in accordance with the Deposit Agreement, (4) the issue, sale and transfer of the Shares and ADSs to or for the respective accounts of the Underwriters, in either case in accordance with the terms of this Agreement or (5) the sale and delivery by the Underwriters of the Shares and ADSs to the initial purchasers thereof, in either case in accordance with the terms of this Agreement and in the manner contemplated in the Prospectus.

     (w) No outstanding indebtedness of the Company or of any of its subsidiaries has become payable before its stated maturity by reason of default by the Company or any of its subsidiaries (and in respect of which default a waiver has not been obtained from the lender), and no event has occurred or is, to the best of the Company's knowledge, pending which with the lapse of time or the giving of notice or the compliance with any other formality would result in any such indebtedness becoming so repayable and which, in either case, is not the subject of a waiver obtained from the lender.

     (x) Each agreement of the Company described under "Principal and Selling Shareholders," "Certain Relationships and Transactions with Related Parties" and "Description of Certain Indebtedness" in the Registration Statement has been duly authorized, executed and delivered by the Company and/or its subsidiaries party thereto and constitutes a legal, valid and binding agreement of the Company and such subsidiaries, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the information in the Registration Statement under such captions, to the extent that it constitutes a summary of such agreements, is correct in all material respects.

     (y) The Company and its subsidiaries maintain insurance of the types and in amounts adequate for their business and, to the best of the Company's knowledge, consistent with, insurance coverage maintained by companies carrying on similar businesses or owning assets of a similar nature, including, but not limited to, insurance against accidents, third-party injury or general liability and insurance covering certain real and personal property owned or leased by the Company or any of their respective subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     (z) The Company is not and, after giving effect to the offering and sale of the Shares and the ADSs and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY Act").

     (aa) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares and the ADSs registered pursuant to the Registration Statement.

     (bb) Since the respective dates as of which information is given in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business, management, operations or business prospects of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent other than in the ordinary course of business.

     (cc) The statements in the Registration Statement under the captions "Risk Factors--We Face Risks Due to Our Build-out Strategy and Our Failure to Meet Build-out Milestones," "Risk Factors--We Operate in a Rapidly Changing Regulatory Environment," "Risk Factors--The Foreign Investor Restrictions Under the Communications Act May Impose Limitations on Our Business," "Risk Factor--'Anti-takeover' Provisions of Polish Law May Make it Less Likely the Shareholders Will Realize a Control Premium," "Risk Factor--Preemptive Rights May Be Unavailable to U.S. Holders," "Risk Factors--There are Uncertainties Regarding Registration of the Capital Increase," "Risk Factors--It May Be Difficult for Investors to Effect Service and Enforcement of Legal Process," "Exchange Rate Data and Foreign Exchange Controls--Foreign Exchange Controls," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Taxes," "Business--Legal Proceedings," "Telecommunications Regulations," "Management," "Principal and Selling Shareholders," "Certain Relationships and Transactions with Related Parties," "Description of Capital Stock," "Description of American Depositary Shares," "Shares Eligible for Future Sale," "Description of Certain Indebtedness," "Tax Considerations" and "Settlement on Delivery," in each case, fairly summarize such legal and regulatory matters, documents and proceedings in all material aspects as they are relevant to purchasers of ADSs.

     (dd) The Company has reviewed its operations and those of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business and operations of the Company and its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with their business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

     (ee) [Except as disclosed in the Prospectus,] all dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of Poland be paid to the Depositary in zloty that may be converted into foreign currency that may be freely transferred out of Poland, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Poland and are otherwise free and clear of any tax, withholding or deduction in Poland and without the necessity of obtaining any Authorization in Poland.

     The Company agrees that each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     Section 7. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder represents and warrants to each Underwriter that:

     (a) Such Selling Stockholder is the record and beneficial owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on any Option Closing Date will have, good and clear title to such Shares, free of all liens, encumbrances, security interests, equities and claims whatsoever.

     (b) Such Selling Stockholder has, and on the applicable Option Closing Date will have, full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement signed by such Selling Stockholder and Meir Srebernik and Avi Hochman, as custodians, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "CUSTODY AGREEMENT") and the Power of Attorney of such Selling Stockholder appointing certain individuals as such Selling Stockholder's attorneys-in-fact (each an "ATTORNEY-IN-FACT") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement (the "POWER OF ATTORNEY") and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

     (c) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and legally binding obligation of such Selling Stockholder, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d) The Custody Agreement of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (e) The Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized its Attorneys-in-Fact, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

     (f) Upon delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all liens, encumbrances, security interests, equities and claims whatsoever.

     (g) The execution, delivery and performance of this Agreement, the Custody Agreement and Power of Attorney of such Selling Stockholder by or on behalf of such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and relevant nations), (ii) conflict with any of the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling Stockholder is bound or (iv) violate or conflict with any applicable statute or any judgment, order, rule or regulation or decree of any court or regulatory authority or any governmental agency or body having jurisdiction over such Selling Stockholder or any property of such Selling Stockholder.

     (h) The information in the Registration Statement under the caption "Principal and Selling Shareholders" which specifically relates to such Selling Stockholder and has been provided in writing by such Selling Stockholders does not, and will not on the applicable Option Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (i) At any time during the period described in Section 5(d), if there is any change in the information referred to in Section 7(i), such Selling Stockholder will immediately notify you of such change.

     (j) Each Selling Stockholder agrees that each certificate signed by or on behalf of such Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

     Section 8. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date or applicable Option Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. In addition, the Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against all costs of such Underwriter or person (including reasonable fees and expenses of counsel) incurred in connection with the enforcement by an Underwriter or such person of the indemnification provisions of this Agreement against the Company.

     (b) Shamrock agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Shamrock furnished in writing to the Company by or on behalf of Shamrock expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date or applicable Option Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. In addition, Shamrock agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against all costs of such Underwriter or person (including reasonable fees and expenses of counsel) incurred in connection with the enforcement by an Underwriter or such person of the indemnification provisions of this Agreement against Shamrock to the extent that a court of competent jurisdiction declares such Underwriter or other person to be the prevailing party in such enforcement action. Notwithstanding the foregoing, the aggregate liability of Shamrock pursuant to this Section 8(b) shall be limited to an amount equal to the net proceeds (deducting underwriting discounts, income taxes and commissions and expenses, if any) received by Shamrock from the Underwriters for the sale of the Shares sold by Shamrock hereunder.

     (c) Trefoil agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Trefoil furnished in writing to the Company by or on behalf of Trefoil expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date or applicable Option Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. In addition, Trefoil agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against all costs of such Underwriter or person (including reasonable fees and expenses of counsel) incurred in connection with the enforcement by an Underwriter or such person of the indemnification provisions of this Agreement against Trefoil to the extent that a court of competent jurisdiction declares such Underwriter or other person to be the prevailing party in such enforcement action. Notwithstanding the foregoing, the aggregate liability of Trefoil pursuant to this Section 8(c) shall be limited to an amount equal to the proceeds (after deducting underwriting discounts, income taxes and commissions and expenses, if any) received by Trefoil from the Underwriters for the sale of the Shares sold by Trefoil hereunder.

     (d) The Company agrees to indemnify and hold harmless each Selling Stockholder, its directors, its partners, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date or applicable Option Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. In addition, the Company agrees to indemnify and hold harmless each Selling Stockholder, its directors, its partners, its officers and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against all costs of such Selling Stockholder or person (including reasonable fees and expenses of counsel) incurred in connection with the enforcement by such Selling Stockholder or such person of the indemnification provisions of this Agreement against the Company.


     (e) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, who is a partner in or who controls such Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

     (f) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b), 8(c), 8(d) or 8(e) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both (i) Sections 8(a), 8(b), 8(c) or 8(d) and (ii) Section 8(e), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 8(f), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Underwriters, their officers and directors and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and all persons, if any, who control the Company within the meaning of either such Section and
(iii) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters, their officers and directors and such control persons of any Underwriters, such firm shall be designated in writing by Donaldson, Lufkin & Jenrette International. In the case of any such separate firm for the

Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by such Selling Stockholder's or any one of them. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if (a) the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party), (b) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request, except that the indemnifying party's nonpayment of any portion of such fees and expenses of counsel that the indemnifying party disputes in good faith as being excessive shall not be deemed a failure to reimburse within the meaning of this clause, and (c) the indemnified party shall have provided the indemnifying party with notice of such proposed settlement at least two (2) business days prior to its acceptance of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (g) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(g)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(g)(i) above but also the relative fault of the Sellers on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions and taxes, but before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Stockholder from the Additional ADSs sold by it hereunder exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(g) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

     (h) The Company, the Selling Stockholders and the Underwriters agree that the indemnity and contribution provisions of Sections 8(a) to 8(g) are intended to apply to losses, claims, damages, liabilities and judgments arising under the laws of every jurisdiction in which the Shares or ADSs are offered or sold. In connection with the foregoing, the parties agree that, (i) whether any statement constitutes an "untrue, inaccurate, misleading or defamatory statement" or whether any omission constitutes an "omission of a material fact" shall be determined by reference to the laws of the jurisdiction under which such claim arises or is alleged to arise, and (ii) any final determination of a court or regulatory authority that any such statement is or was untrue, inaccurate, misleading or defamatory, or that the Registration Statement or the Prospectus contain or contained an omission of a material fact obtained in accordance with clause (i) shall be conclusive and binding on the indemnifying party in connection with any action in the same or a subsequent proceeding by an indemnified party to recover from an indemnifying party pursuant to this
Section 8.

     (i) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     Section 9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the ADSs under this Agreement on the Closing Date or any Option Closing Date, as applicable, are subject to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Sellers contained in this Agreement shall be true and correct on the applicable Closing Date or Option Closing Date with the same force and effect as if made on and as of the applicable Closing Date or Option Closing Date.

     (b) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

     (c) You shall have received on the Closing Date or applicable Option Closing Date a certificate dated the Closing Date or applicable Option Closing Date, signed by Meir Srebernik and Avraham Hochman in their respective capacities as the President and Chief Financial Officer of the Management Board of the Company, confirming the matters set forth in Sections 6(bb), 9(a) and 9(b) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date or applicable Option Closing Date.

     (d) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change in the condition, financial or otherwise, or the earnings, business, management, operations or business prospects of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in the judgment of the Global Coordinator, is material and adverse and, in the judgment of the Global Coordinator, makes it impracticable to market the ADSs on the terms and in the manner contemplated in the Prospectus.

     (e) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or applicable Option Closing Date: (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company, Netia Holdings II B.V., Netia Holdings B.V., or the Notes (as defined) (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company, Netia Holdings II B.V., Netia Holdings B.V., or any of the Notes by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed. "NOTES" means the Company's 13 1/8% Senior Notes due 2009, 13 1/2% Senior Notes due 2009, 10 1/4% Senior Notes due 2007, 11 1/4% Senior Discount Notes due 2007 and 11% Senior Discount Notes due 2007.

     (f) All the representations and warranties of each Selling Stockholder contained in this Agreement shall be true and correct on any Option Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received on the applicable Option Closing Date a certificate dated the applicable Option Closing Date from each Selling Stockholder to such effect and to the effect that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by such Selling Stockholder on or prior to the applicable Option Closing Date.

     (g) You shall have received on the applicable Closing Date or Option Closing Date five signed copies of an opinion (satisfactory to you and counsel for the Underwriters), dated such applicable Closing Date or Option Closing Date, of Weil Gotshal & Manges, U.K. legal advisors to the Company, to the effect that assuming the due authorization, execution and delivery of this Agreement, this Agreement constitutes the legal valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

     (h) You shall have received on the applicable Closing Date or Option Closing Date five signed copies of an opinion (satisfactory to you and counsel for the Underwriters), dated such applicable Closing Date or Option Closing Date, of Weil Gotshal & Manges Sp. z o. o. Polish legal advisors to the Company, to the effect that:

          (i) the Company is a joint stock company registered in and existing under Polish law and has the corporate power and authority under such laws to own its property and to conduct its business as described in the Prospectus;

          (ii) each Material Subsidiary that is incorporated in the Republic of Poland is a company registered in and existing under the laws of the Republic of Poland, and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus; and the issued share capital of each Material Subsidiary is fully paid and is legally owned directly or indirectly by the Company free and clear of all Liens and encumbrances except as disclosed in the Prospectus;

          (iii) all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Firm Shares are not subject to pre-emptive or similar rights;

          (iv) upon Registration of the Firm Shares, the Shares to be issued and sold by the Company hereunder will have been duly authorized and, when issued and delivered, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights; upon Registration and deposit of the Shares underlying the ADSs with the Custodian pursuant to the Deposit Agreement, all right, title and interest in the Shares will be transferred to the Depositary free and clear of all liens, encumbrances and claims;

          (v) this Agreement and the Deposit Agreement have insofar as Polish law governs the formalities of authorizations, execution and delivery thereof have been duly authorized, executed and delivered by the Company;

          (vi) the Escrow Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by securities laws or public policy relating thereto;

          (vii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

          (viii) The statements under the captions "Risk Factors--We Face
     Risks Due to Our Build-out Strategy and Our Failure to Meet
     Build-out Milestones," "Risk Factors--We Operate in a Rapidly Changing Regulatory Environment," "Risk Factors--The Foreign Investor
     Restrictions Under the Communications Act May Impose Limitations on
     Our Business," "Risk Factor--'Anti-takeover' Provisions of Polish
     Law May Make it Less Likely the Shareholders Will Realize a Control Premium," "Risk Factor--Preemptive Rights May Be Unavailable to
     U.S. Holders," "Risk Factors--There are Uncertainties Regarding Registration of the Capital Increase," "Risk Factors--It May Be
     Difficult for Investors to Effect Service and Enforcement of Legal Process," "Risk Factors--Polish Law may Limit Your Voting Rights as a Holder of ADRs," "Risk Factors--Polish Legal Regulations Restrict the Number of ADRs and the Liquidity of the Underlying Shares," "Exchange Rate Data and Foreign Exchange Controls--

     Foreign Exchange Controls," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Taxes," "Business--Legal Proceedings," "Telecommunications Regulations," "Management," "Principal and Selling Shareholders," "Certain Relationships and Transactions with Related Parties," "Description of Capital Stock," "Tax Considerations" and "Settlement on Delivery," in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute summaries of legal matters arising under or documents governed by Polish law, fairly summarize the information relating thereto in all material respects; PROVIDED that such counsel may state that they express no opinion as to the reasonableness, completeness or fairness of those statements in the context of a Registration Statement or Prospectus used in the United States of America;

          (ix) the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Deposit Agreement and the Escrow Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries are subject that have been identified to such counsel on a schedule to such opinion as material to the Company and its subsidiaries taken as a whole (collectively, the "MATERIAL AGREEMENTS") except where such breach or violation would not have a material adverse effect, (ii) conflict with any provision of the organizational documents of the Company or any of the Material Subsidiaries incorporated in the Republic of Poland, (iii) violate or conflict with any applicable statute or any judgment, order or rule or regulation or decree of any Polish governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, including any of their respective properties or assets, except where such violation or conflict would not have a Material Adverse Effect, (iv) to the best of such counsel's knowledge, result in the imposition or creation of (or the obligation to create or impose) a lien, security interest or encumbrance under any Material Agreement to which the Company or any of its subsidiaries is a party, except where such imposition, creation or obligation to create would not have a material adverse effect or (v) require any consent, approval, authorization or other order of, or qualification with, any Polish court or governmental body or agency (except for the Registration);

          (x) the execution, delivery and performance of this Agreement, the Custody Agreement, the Power of Attorney and the Escrow Agreement of each Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated thereby will not will not require any consent, approval, authorization or other order of, or qualification with, any Polish court or governmental body or agency;

          (xi) except as disclosed in the Registration Statement, such counsel is not aware of any litigation, governmental investigation or proceedings pending or overtly threatened against the Company or any of its subsidiaries which, if adversely determined, would have a Material Adverse Effect;

          (xii) except as disclosed in the Registration Statement, to the best of such counsel's knowledge, the Company and its subsidiaries have all Authorizations of and from all Polish governmental regulatory officials and bodies to conduct their businesses as described in the Registration Statement or Prospectus, except where the failure to have any such Authorizations would not in the aggregate have a Material Adverse Effect;

          (xiii) except as disclosed in the Registration Statement, to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement;

          (xiv) the Company's agreement to the choice of law provisions set forth in this Agreement, the Deposit Agreement and the Escrow Agreement will be recognized by the Polish courts; the Company can sue and be sued in its own name in the courts of the Republic of Poland; the irrevocable submission of the Company to the jurisdiction of a federal or state court located in the State of New York, the waiver by the Company of any objection to the venue of a proceeding in a federal or state court located in the state of New York and the agreement of the Company that this Agreement, the Deposit Agreement and the Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York;

          (xv) All resolutions, corporate formalities, and other actions required to be made or taken by the Management Board and Supervisory Board of the Company have been duly made or taken. The shareholders meeting of the Company convened and held on 26 July 1999 was duly convened and held in accordance with the Company's organizational documents and all applicable laws, including, but not limited to, the notice convening the shareholders meeting; such notice contained all necessary information to ensure that the resolutions to be proposed at the shareholders meeting could be proposed, considered and passed at the shareholders meeting in accordance with all applicable laws and the Company's organizational documents.

          The opinion of such counsel may state that their opinion is limited to matters of Polish law and may contain other customary qualifications. In rendering such opinion, such counsel may (A) rely as to matters of fact to a proper extent upon certificates of directors or officers of the Company and certificates of public officials and (B) assume that any document referred to in their respective opinions and executed by the Company has been duly authorized, executed and delivered under the laws of the State of New York and of the United States.

     (i) You shall have received on the Closing Date or Option Closing Date five signed copies of an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing date or applicable Option Closing Date of Weil, Gotshal & Manges LLP, United States counsel for the Company to effect that:

          (i) Assuming the due authorization, execution and delivery thereof, the Deposit Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

          (ii) the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Deposit Agreement and the Escrow Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries are subject that have been identified to such counsel on a schedule to such opinion as material to the Company and its subsidiaries taken as a whole except where such breach or violation would not have a material adverse effect, (ii) violate or conflict with any applicable statute or any judgment, order or rule or regulation or decree of any U.S. federal or New York state governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, including any of their respective properties or assets except where such violation or conflict would not have a material adverse effect (other than federal or state securities or Blue Sky laws, as to which no opinion need be expressed in this paragraph),
     (iii) to the best of such counsel's knowledge, result in the imposition or creation of (or the obligation to create or impose) a lien, security interest or encumbrance under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound that in the aggregate is material to the Company and its subsidiaries taken as a whole, and which is governed by U.S. federal or New York law, except where such imposition, creation or obligation to create would not have a material adverse effect or (iv) require any consent, approval, authorization or other order of, or qualification with, any U.S. federal or New York state court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states of the United States and the federal securities laws);

          (iii) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the commission;

          (iv) the statements under the captions "Description of American Depositary Shares," "Tax Considerations," and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement in each case, insofar as such statements purport to summarize federal laws of the United States or agreements referred to thereunder governed by the law of the State of New York in the United States, fairly summarize such laws or agreements in all material aspects;


          (v) there is no New York stamp duty, value-added tax or other similar tax or duty, payable by or on behalf of the Underwriters or the Company in connection with the authorization, issuance and delivery of the Shares;


          (vi) the Company is not, and after giving effect to the offering and sale of the Shares and the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as such term is defined in the Investment Company Act.

          (vii) under the laws of the State of New York relating to submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any federal or state court located in the State of New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, has validly and irrevocably appointed CT Corporation System (subject to the appointment of a successor pursuant to Section 13 hereof) as the authorized agent of the Company for the purpose described in Section 13, and service of process affected in the manner set forth in Section 13 will be effective to confer valid personal jurisdiction over the Company;

          (viii) such counsel shall state that they have participated in conferences with directors, officers and other representatives of the Company and its subsidiaries, representatives of the independent accountants for the Company and its subsidiaries, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and, although they have not independently verified and are not passing upon the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent specified in the foregoing opinions), no facts have come to their attention which led them to believe that on the date thereof or on the Closing Date or applicable Option Closing Date, the Registration Statement or Prospectus contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements and related notes and the other financial and accounting data included in the Registration Statement or Prospectus as to which such counsel need not express any view).

          In giving such opinion, such counsel may assume the due incorporation and valid existence of the Company, that the Company has the requisite corporate power and authority to enter into and perform such of this Agreement, the Deposit Agreement and the Escrow Agreement to which it is a party as well as the due authorization, execution and delivery of such agreements.

          The opinion of such counsel may (A) state that they do not express any opinion with respect to the application of laws other than the federal laws of the United States, the laws of the State of New York and (B) rely as to matters of fact, to a proper extent, upon certificates of directors or officers of the Company (including with respect to compliance with financial covenants), the representations and warranties of the Company contained in this Agreement and certificates of public officials.

     (j) You shall have received on the applicable Option Closing Date five signed copies of an pinion (satisfactory to you and counsel for the Underwriters), dated the applicable Option Closing Date of Fried Frank Harris Shriver & Jacobson counsel for Shamrock to effect that:

          (i) Shamrock has full corporate power and authority, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Shares to be sold by Shamrock in the manner provided herein and therein;

          (ii) the Custody Agreement has been duly authorized, executed and delivered by Shamrock and is a valid and binding agreement of Shamrock, enforceable in accordance with its terms;

          (iii) the Power of Attorney of Shamrock has been duly authorized, executed and delivered by Shamrock and is a valid and binding instrument of Shamrock, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, Shamrock has, among other things, authorized its Attorneys-in-Fact, or any one of them, to execute and deliver Shamrock's behalf this Agreement in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by Shamrock pursuant to this Agreement;

          (iv) Assuming that the Underwriters are "bona fide purchasers" (as defined in Section 8-302 of the New York Uniform Commercial Code), the delivery to the Underwriters by Shamrock of the Shares to be delivered by Shamrock, upon payment therefor and otherwise in accordance with the terms of this Agreement will give to the Underwriters valid title to the underlying Shares, free and clear of any security interest or "adverse claim" (within the meaning of Section 8-302 of the New York Uniform Commercial Code); and

          (v) the execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney by Shamrock, the compliance by Shamrock with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and relevant nations),
     (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of Shamrock, or any indenture, loan agreement, mortgage, lease or other agreement or instrument identified to such counsel as material to which Shamrock is a party or by which any property of Shamrock is bound or (C) to such counsel's knowledge, violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Shamrock or any property of Shamrock.


     (k) You shall have received on the applicable Option Closing Date five signed copies of an opinion (satisfactory to you and counsel for the Underwriters), dated the applicable Option Closing Date of Fried Frank Harris Shriver & Jacobson counsel for Trefoil to effect that:

          (i) Trefoil has full partnership power and authority, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Shares to be sold by Trefoil in the manner provided herein and therein;

          (ii) the Custody Agreement has been duly authorized, executed and delivered by Trefoil and is a valid and binding agreement of Trefoil, enforceable in accordance with its terms;


          (iii) the Power of Attorney has been duly authorized, executed and delivered by Trefoil and is a valid and binding instrument of Trefoil, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, Trefoil has, among other things, authorized its Attorneys-in-Fact, or any one of them, to execute and deliver on Trefoil's behalf this Agreement in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by Trefoil pursuant to this Agreement;

          (iv) the execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney by Trefoil, the compliance Trefoil with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and relevant nations), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of Trefoil, or any indenture, loan agreement, mortgage, lease or other agreement or instrument identified to such counsel as material to which Trefoil is a party or by which any property of Trefoil is bound or (C) to such counsel's knowledge violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Trefoil or any property of Trefoil.

     (l) You shall have received on the Closing Date or applicable Option Closing Date five signed copies of an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date or applicable Option Closing Date of Clifford Chance counsel for the Depositary to effect that:

         (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery by the Company and further assuming that the Deposit Agreement is a valid and binding agreement of the Company, constitutes a valid and legally binding obligation of the Depositary;

         (ii) Upon the issuance by the Depositary of the ADRs evidencing ADSs in accordance with the provisions of the Deposit Agreement, such ADRs will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and


         (iii) The ADS Registration Statement has been filed on Form F-6 and has been declared effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement, and each amendment as of their respective effective date, complied as to form and in all material respects with the requirements of the Act and the rules and regulations thereunder.

     (m) The opinions of Weil, Gotshal & Manges Sp. z o. o. and Weil, Gotshal & Manges LLP described in Sections 9(f) and (g), of Fried Frank Harris Shriver & Jacobson described in Sections 9(h) and (j) and Clifford Chance described in
Section 9(k) shall be rendered to you at the request of the Company and/or the Selling Stockholders and shall so state therein.

     (n) You shall have received on the Closing Date or applicable Option Closing Date an opinion, dated the Closing Date or applicable Option Closing Date, of Latham & Watkins, United States counsel for the Underwriters.

     (o) You shall have received on the Closing Date or applicable Option Closing Date an opinion, dated the Closing Date or applicable Option Closing Date of Baker & McKenzie, Polish counsel for the Underwriters.

     (p) You shall have received, on each of the date hereof and the Closing Date or applicable Option Closing Date, a letter dated the date hereof or the Closing Date or applicable Option Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers Sp. z o. o., independent accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (q) The Company shall have delivered to you the Lock-up Letters of the entities or persons specified in SCHEDULE IV hereof which agreements shall be in full force and effect on the Closing Date or applicable Option Closing Date.

     (r) The Shares shall have been duly listed for quotation on the Nasdaq National Market, subject to notice of issuance.

     (s) The Company and the Selling Stockholders shall not have failed on or prior to the Closing Date or applicable Option Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Selling Stockholders, as the case may be, on or prior to the Closing Date or applicable Option Closing Date.

     (t) You shall have received on the Option Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     The several obligations of the Underwriters to purchase any Additional ADSs hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional ADSs and other matters related to the issuance of such Additional ADSs.

     Section 10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States, the United Kingdom, the Republic of Poland or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the Warsaw Stock Exchange, New York Stock Exchange, the Nasdaq National Market, the Luxembourg Stock Exchange or SEAQ International or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority in the United States, the Republic of Poland or elsewhere which in your opinion materially and adversely affects, or will materially and adversely affect, the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by United States federal or New York State authorities, by the competent governmental or regulatory authorities in the Republic of Poland (vi) an adverse change or prospective adverse change in United States or Polish taxation affecting the Shares or the transfer thereof (otherwise as set forth in the Prospectus), (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States, the United Kingdom or Poland or
(viii) the downgrading or potential downgrading of the Notes.

     If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm ADSs or Additional ADSs, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm ADSs or Additional ADSs, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm ADSs or Additional ADSs, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm ADSs set forth opposite its name in SCHEDULE I bears to the total number of Firm ADSs which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm ADSs or Additional ADSs, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Firm ADSs or Additional ADSs, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm ADSs or Additional ADSs, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased by all Underwriters and arrangements satisfactory to you, the Company and the Selling Stockholders for purchase of such Firm ADSs are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional ADSs or (ii) purchase not less than the number of Additional ADSs that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     Section 11. AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees with you and the Company to do and perform all things to be done and performed by such Selling Stockholder under this Agreement prior to the Option Closing Date and to satisfy all conditions precedent to be satisfied by such Selling Stockholder to the delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

     Section 12. UNDERWRITERS' INFORMATION. The Company and each Underwriter severally acknowledge and agree for all purposes under this Agreement that the statements with respect to the offering of the Shares and ADSs set forth below the last paragraph of the outside front cover page; the tables and the 3rd, 4th, 5th, 8th, 9th, 10th, 18th and 20th paragraphs under the caption "Underwriting;" constitute the only information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement and Prospectus.

     Section 13. MISCELLANEOUS.

     (a) NOTICES

     All statements, requests, notices and agreements hereunder shall be in writing, and shall be addressed as follows: (i) if to the Company, to Netia Holdings S.A., ul. Poleczki 13, 02-822 Warsaw, Poland, Attention; Meir Srebernik
(ii) if to the Selling Stockholders, to Meir Srebernik and Avi Hochman c/o Netia Holdings S.A., ul. Poleczki 13, 02-822 Warsaw, Poland and (iii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette International, 99 Bishopsgate, London EC2M 3YF, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     (b) NON-MERGER

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company, any person controlling the Company, any Selling Stockholder or any person controlling such Selling Stockholder, (ii) acceptance of the Shares and payment for them hereunder and
(iii) termination of this Agreement.

     (c) EXPENSES ON NON-DELIVERY

     If for any reason the Shares are not delivered by or on behalf of any Seller as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.

     (d) SUCCESSORS AND ASSIGNS

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders, the Underwriters, the

Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

     (e) GOVERNING LAW

     This Agreement shall be governed and construed in accordance with English law.

     (f) COUNTERPARTS

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     (g) JURISDICTION

     Except as provided in the following paragraph, each of the parties hereto irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby, and any action brought under U.S. federal or state securities laws, may be instituted in any U.S. federal or state court located in the City of New York; irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, 1633 Broadway, New York, NY 10019, Attention: Secretary as its authorized agent (the "U.S. AUTHORIZED AGENT") upon whom process may be served in any such suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and for any action brought under U.S. federal or state securities laws which may be instituted in any U.S. federal or state court located in the City of New York. The Company expressly consents to the jurisdiction of any such court in respect of any such action and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until replaced by an agent reasonably acceptable to the Underwriters. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the U.S. Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

     Notwithstanding the foregoing, each of the parties hereto irrevocably agrees that any suit, action or proceeding arising out of or based upon Section 8 of this Agreement shall and to which the Company is a party be instituted in the High Court of England and Wales; and irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding; and irrevocably submits to the exclusive jurisdiction of the courts of England and Wales in any such suit, action or proceeding. The Company has appointed ______________ as its authorized agent (the "U.K. AUTHORIZED AGENT" and, together with the U.S. Authorized Agent, the "AUTHORIZED AGENTS") upon whom process may be served in any such suit, action or proceeding arising out of or based upon Section 8 of Agreement, which may be instituted in a High Court located in London. The Company expressly consents to the jurisdiction of the High Court of England and Wales in respect of any such action and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until replaced by an agent reasonably acceptable to the Underwriters. The Company represents and warrants that the U.K. Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the U.K. Authorized Agent and written notice of such service to the Company, shall be deemed, in every respect, effective service of process upon the Company.

     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to themselves or their property, the Company hereby irrevocably waives such immunity in respect of their respective obligations under this Agreement, and in respect of actions brought under U.S. federal or state securities laws, to the fullest extent permitted by law.

     (h) TIME OF ESSENCE

     Time shall be of the essence in this Agreement. As used herein, the term "business day" shall mean any day when the banks in New York, New York, London, England and Warsaw, Poland are open for business.

     (i) CURRENCY INDEMNITY

     The Company agrees to indemnify the several Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss incurred, as incurred, as a result of any judgment or award in connection with this Agreement being expressed in a currency (the "JUDGMENT CURRENCY") other than United States dollars and as a result of any variation as between (i) the spot rate of exchange in New York at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York at which any such person on the date of payment of such judgment or order is able to purchase United States dollars with the amount of Judgment Currency actually received by such person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

                            [SIGNATURE PAGE FOLLOWS]

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                       Very truly yours,

                                       NETIA HOLDINGS S.A.


                                       By:___________________________________
                                       Name:    Meir Srebernik
                                       Title:   President and Chief Executive
                                                Officer



                                        THE SELLING STOCKHOLDERS NAMED IN
                                          SCHEDULE II HERETO, ACTING SEVERALLY


                                       By:___________________________________
                                          Name:    Meir Srebernik
                                          Title:   Attorney-in-Fact



DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
DEUTSCHE BANK AG LONDON
ABN AMRO ROTHSCHILD

   ACTING SEVERALLY ON BEHALF OF THEMSELVES AND
   AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS
   NAMED IN SCHEDULE I HERETO

BY:  DONALDSON, LUFKIN & JENRETTE INTERNATIONAL


By: ___________________________________
Name:
Title:

                                   SCHEDULE I



                                                                                     NUMBER OF FIRM ADSS
UNDERWRITER                                                                            TO BE PURCHASED

Donaldson, Lufkin & Jenrette International..............................................
Lehman Brothers International (Europe)..................................................
Credit Suisse First Boston (Europe) Limited.............................................
Deutsche Bank AG London.................................................................
ABN AMRO Rothschild.....................................................................



                                                                                      ------------------
     TOTAL..............................................................................     5,500,000




                                       S1-1

                                   SCHEDULE II


                                                                                     NUMBER OF ADDITIONAL
SELLING STOCKHOLDER                                                                  ADSS TO BE PURCHASED

Shamrock Holdings Inc...................................................................       281,864
Trefoil Capital Investors, L.P..........................................................       543,136

                                                                                     --------------------
TOTAL...................................................................................       825,000






                                       S2-2

                                  SCHEDULE III

                              MATERIAL SUBSIDIARIES

1. Netia Holdings B.V.

2. Netia Holdings II B.V.

3. Netia Telekom S.A.

4. Netia South Sp. z o.o.

5. Netia Telekom Kalisz S.A.

6. Netia Telekom Pila Sp. z o.o.

7. Netia Telekom Wloclawek S.A.

8. Netia Telekom Torun S.A.

9. Netia Telekom Ostrowiec S.A.

10. Netia Telekom Swidnik S.A.

11. Netia Telekom Lublin S.A.

12. Netia Telekom Warszawa S.A.

13. Netia Telekom Modlin S.A.

14. Netia Telekom Mazowsze S.A.

15. Netia Telekom Silesia S.A.

16. Optimus Inwest S.A.

17. Uni-Net Sp. z o.o.

18. Telekom Building Sp. z o.o.

19. Netia Telekom Telmedia S.A.




                                       S2-3

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                                   SCHEDULE IV

                               LOCK-UP AGREEMENTS